UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PJT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) PJT Partners Inc. (the "Company") held its 2024 Annual Meeting of Stockholders (the "Annual Meeting") on June 20, 2024.

(b) The Company’s stockholders considered four proposals, each of which is described in the Company's Definitive Proxy Statement on Schedule 14A (File No. 001-36869), filed with the Securities and Exchange Commission on April 29, 2024. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1. To elect the following Directors to the Board of Directors of the Company:

Nominee	FOR	WITHHOLD	BROKER NON-VOTES
James Costos	24,142,630	4,182,915	4,012,236
Grace R. Skaugen	27,240,850	1,084,695	4,012,236
Kenneth C. Whitney	27,127,696	1,197,849	4,012,236

Proposal 2. To approve, on an advisory basis, the compensation of our Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,147,448	5,125,133	21,911	4,012,236

Proposal 3. To approve, on an advisory basis, the frequency (every one, two or three years) of advisory votes to approve the compensation of our Named Executive Officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
33,066,533	34,566	182,380	11,013

Proposal 4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2024:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,656,528	613,323	36,877	N/A

(c) Not applicable

(d) As disclosed above, a majority of the votes cast voted, in a non-binding vote, in favor of having a stockholder vote to approve the compensation of the Company's Named Executive Officers every year. In light of such vote, and consistent with the Company's recommendation, the Company's Board of Directors determined that it currently intends to include an advisory vote to approve the compensation of the Company's Named Executive Officers every year until the next required vote on the frequency of stockholder votes on the compensation of the Company's Named Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ David K.F. Gillis
Name: David K.F. Gillis
Title: Managing Director, Corporate Secretary

Date: June 20, 2024